EXHIBIT 10.1.2

AMENDMENT NUMBER 2
TO EMPLOYMENT AGREEMENT
For
CHIEF EXECUTIVE OFFICER

Citizens Bancshares of Southwest Florida, Inc. and Citizens National Bank of Southwest Florida (“Employer”) and Michael L. McMullan (“Executives”) hereby amend the Employment Agreement for Chief Executive Officer, entered into by and between the parties on April 28, 1999, as follows:

Section 2, “Term,” is hereby amended in its entirety to now read as follows:

“Unless earlier terminated as set forth herein, the initial term of employment under this Agreement shall be for a period of three (3) years, commencing on April 28, 1999. At the end of this initial three-year term and at the end of each subsequent three-year term thereafter, if any, unless either party gives the other party written notice of non-renewal of this Agreement by July 31st expiration date (and this Agreement is not, or has not been, terminated sooner as provided herein), the term of this Agreement shall be automatically extended for an additional three-year term.”

IN WITNESS HEREOF, the parties hereto have executed this Agreement Number 2 to Employment Agreement for Chief Executive Officer on July 30, 2001.

CITIZENS BANCSHARES OF SOUTHWEST FLORIDA, INC.

/s/ PATRICIA A. HALL
Witness

By:	/s/ JOE B. COX	/s/ MEJA MCKENNA
	Joe B. Cox Chairman of the Board	Witness

CITIZENS BANCSHARES OF SOUTHWEST FLORIDA

/s/ PATRICIA A. HALL
Witness

By:	/s/ JOE B. COX	/s/ MEJA MCKENNA
	Joe B. Cox Chairman of the Board	Witness

EXECUTIVE

/s/ PATRICIA A. HALL
Witness

By:	/s/ MICHAEL L. MCMULLAN	/s/ MEJA MCKENNA
	Michael L. McMullan	Witness